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Colonial BancGroup

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1 2006 and Fourth Quarter 2006 Earnings Overview Exhibit 99.2

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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at
www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current and future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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2006 Highlights
1 Excluding acquisitions, sale of branches and brokered deposits
2 Excluding Mortgage Warehouse Lending
Strong Earnings Per Share of $1.72, up 13% over 2005
Strong Earnings Per Share of $0.43 for the fourth quarter, up 8% over 2005
Record Net Income of $266 million for 2006, up 16% over 2005
Excellent Credit Quality – Net Charge-Offs of 0.12%; nonperforming assets ratio of 0.16%
Net Interest Income increased 6% over 2005
Strong Organic Average Deposit Growth of 13%
1
over 2005
Strong Period End Loan Growth of 5%
2
over 2005
Forbes Platinum 400 List of Best Large Companies in America

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69%
1
of Colonial’s Deposits are in three of the four fastest growing states in the
U.S* - Florida, Georgia and Nevada
Branches, Assets and Deposits by State at 12/31/06 are as follows:
In the Right Places
$22.8 Billion in Assets $16 Billion in Deposits
1 At 12/31/06
*Population change from 2000-2005
Source: US Census Bureau
FL
59%
AL
24%
TX
4%
GA
5%
NV
5%
Corp
3%
305 Branches
FL
56%
Corp
10%
GA
6%
AL
18%
TX
6%
NV
4%
NV
15
TX
14
FL
166
GA
18
AL
92

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Superior Projected Population Growth
2006 - 2011 Population Growth
Colonial BancGroup, Inc. 11.92%
SunTrust Banks, Inc. 10.50
South Financial Group, Inc. 9.90
Compass Bancshares, Inc. 9.88
Synovus Financial Corp. 8.99
Wachovia Corporation 8.61
BB&T Corporation 7.94
Whitney Holding Corporation 7.38
Bank of America Corporation 6.79
Regions Financial Corporation 6.69
Trustmark Corporation 5.21
BancorpSouth, Inc. 4.80
First Horizon National Corporation 4.42
Fifth Third Bancorp 4.30
Median 7.66%
Low 4.30
High 11.92
Source: SNL Financial.
Deposit data as of 6/30/06.
Population growth deposit weighted by county.

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Florida, now the 4
th
most populous state in the U.S. with 18 million people, is
projected to pass New York in total population by 2011*
5
th
largest commercial bank in Florida
Florida at 12/31/06:
• 59% of Deposits in Florida – Total Deposits of $9.4 Billion
• 56% of Assets in Florida – Total Assets of $12.8 Billion
• 54% of Branches in Florida – Total Branches – 166
Strong loan and deposit growth
• Loans grew 7%
1
from 12/31/05
• Average organic deposit growth for 2006 was 13% over 2005
Aggressive De Novo Branching Strategy
• Plan to open 15-25 branches over the next two years
Florida Franchise
*Source: SNL Financial
1 Excluding Mortgage Warehouse Lending

GEORGIA
FLORIDA
UNITED STATES
Atlantic Ocean
Gulf of Mexico
THE BAHAMAS
Jacksonville
Tallahassee
Pensacola
Panama City
Port St. Joe
Apalachicola
Callaway
St. Augustine
Palm Coast
Ormond Beach
Daytona Beach
Deltona
Titusville
Orlando
Kissimmee
Merritt Island
Palm Bay
Ocala
Brooksville
Palm Harbor
Clearwater
Petersburg
Lakeland
Bartow
Avon Park
Sebring
Wauchula
Sarasota
Charlotte
Cape Coral
Fort Pierce
Okeechobee
West Palm Beach
Boynton Beach
Boca Raton
Coral Springs
Fort Lauderdale
Pembroke Pines
Hollywood
Miami
Florida Keys
The Everglades
Big Cypress Swamp
Freeport City
Quincy
Monticello
Madison
Perry
Mayo
Trenton
Starke
Palatka
Fruitville
Belle Glade
Quitman
Jasper
Bristol
Santa Rosa
Walton
Holmes
Jackson
Washington
Bay
Calhoun
Gulf
Franklin
Liberty
Wakulla
Taylor
Lafayette
Suwannee
Union
Baker
Clay
Putnam
Flagler
Levy
Dixie
Marion
Osceola
Polk
Brevard
Hardee
DeSoto
Highlands
Glades
Hendry
Collier
Monroe
Manatee
Charlotte
Palm Beach
Indian River
St. Lucie
Martin

Florida Franchise and Current Population

Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $381 Million
Deposits = $49 Million
2 Branches
CENTRAL FLORIDA
Assets = $3.4 Billion
Deposits = $3.1 Billion
60 Branches
MORTGAGE WHSE.
Assets = $2.5 Billion
Deposits = $489 Million
FLORIDA WEST COAST
Assets = $3.1 Billion
Deposits = $2.8 Billion
56 Branches
Current Branches Planned Branches
SOUTH FLORIDA
Assets = $3.4 Billion
Deposits = $3.0 Billion
48 Branches

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8 $0.40 $0.43 4Q05 4Q06 $1.06 $1.26 $1.16 $1.31 $1.52 $1.72 2001 2002 2003 2004 2005 2006 (diluted) Consistent Earnings Per Share Growth 5 Year CAGR = 10% 2001 - 2006 19% (8)% 13% 16% 13% 8%

$422
$455
$495
$567
$709
$755
$187
$184
2001 2002 2003 2004 2005 2006 4Q05 4Q06
Net Interest Income
($ in millions)
8%
9%
15%
25%
3 Year CAGR = 15%
2003 - 2006
79%
6%
3.57%     3.55%     3.38%     3.52%     3.75%     3.71%    3.85%   3.53%
Net Interest
Margin

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10 Net Interest Income and Margin ($ in millions) Tax Equivalent NII NIM 3Q06 190.8 $ 3.64% Deposit Mix Change (3.1) -0.06% Spread Compression on Earning Assets (2.9) -0.05% 4Q06 184.8 $ 3.53%

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$15,899
$15,244
$15,788
$8,433
$8,734
$9,419
$10,862
$13,988
$15,939
2001 2002 2003 2004 2005 2006 4Q05 3Q06 4Q06
Average Deposits
4%
8%
15%
1 Excluding acquisitions, sale of branches, and brokered deposits
($ in millions)
13%¹
29%
3 Year CAGR = 19%
2003 - 2006
87%
13%
5%
9%¹

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Noninterest Income
4Q06 3Q06 4Q05 3Q06 4Q05
2006 v.
2005
Service charges on deposit accounts 18.9 $     16.6 $     14.5 $     14% 30% 12%
Electronic banking 4.4         4.5         4.0         -2% 10% 12%
Other retail banking fees 3.5         3.6         3.3         -3% 6% 3%
        Retail Banking Fees 26.8       24.7       21.8       9% 23% 10%
Financial planning services 3.3         3.9         2.6         -15% 27% 7%
Mortgage banking 3.7         3.2         2.8         16% 32% 11%
Mortgage warehouse fees 6.9         6.1         6.8         13% 1% 57%
Bank-owned life insurance 3.8         4.2         3.5         -10% 9% 14%
Goldleaf income -           -           2.7         nm nm nm
Net cash settlement of swap derivatives -           -           1.5         nm nm nm
Other income 4.9         3.7         1.9         32% 158% 23%
        Core Noninterest Income 49.4       45.8       43.6       8% 13% 3%
Securities and derivatives gains (losses), net 0.4         0.2         (20.0)
Change in fair value of derivatives -           -           (6.7)
Gain on sale of branches and other -           -           27.4
        Total Noninterest Income 49.8 $     46.0 $     44.3 $     8% 12% 8%
Annualized Noninterest Income to Average Assets (1) 0.86% 0.80% 0.82%
Noninterest Income to Total Revenue (1) 21.1% 19.4% 18.9%
% Change
($ in millions)
(1) Core noninterest income was used in the calculation
nm – not meaningful

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Noninterest Expense
4Q06 3Q06 4Q05 3Q06 4Q05
2006 v.
2005
Salaries and employee benefits 67.8 $   72.5 $   66.6 $   -6% 2% 7%
Occupancy expense of bank premises, net 18.2      17.2      17.4      6% 5% 7%
Furniture and equipment expense 13.0      12.3      11.8      6% 10% 11%
Professional services 5.4       4.3       6.9       26% -22% -14%
Amortization of intangibles 3.1       3.1       3.1       -     -     6%
Advertising 2.5       2.3       3.7       9% -32% -11%
Communications 2.9       2.8       2.6       4% 12% 5%
Electronic banking expense 1.7       1.6       1.4       6% 21% 3%
Merger related expenses -         -         0.4       nm nm nm
Operating supplies 1.2       1.2       1.6       -     -25% -5%
Other expense and losses on early ext. of debt      14.7      14.7      17.0 -     -14% -20%
     Total Noninterest Expense 130.5 $ 132.0 $ 132.5 $ -1% -1% 1%
Efficiency Ratio (1) 55.73% 55.77% 57.48%
Annualized Noninterest Expense to Average Assets 2.30% 2.33% 2.51%
% Change
($ in millions)
(1)  Core noninterest income was used in the calculation, see components of core noninterest income on Noninterest Income slide
nm – not meaningful

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Excellent Credit Quality
Nonperforming Assets Ratio continues to be low at 0.16% as of 12/31/06
• Nonperforming Assets were $25 million at 12/31/06 down $6.8 million, or 21%, from 12/31/05
Net Charge-Off Ratio was 0.12% of average loans for the year and the 4 th
quarter of 2006
Allowance for loan losses was 1.13% of total loans

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Summary
Double Digit EPS Growth of 13% over 2005
Excellent Credit Quality
Solid Loan Growth of 5%
1
Strong Organic Average Deposit Growth of 13%
2
Retail banking revenues increased 10% over 2005
Increased quarterly dividend to $0.1875 per share 1Q07, a 10% increase over the 4Q06 dividend of $0.17 per share
Total Shareholder Return
1 Excluding Mortgage Warehouse Lending
2 Excluding acquisitions, sale of branches and brokered deposits
Total Annualized
1 Year 11% 11%
2 Year 28% 13%
3 Year 62% 17%
5 Year 115% 17%

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$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
$.68
$.75
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
17 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
10%
*

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17 Supplemental Information

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2006 2005 % Change
Earning Assets 20,410 $   18,944 $   8%
Loans, excluding MWL 14,992     13,411     12%
MWL Assets (1) 2,277       2,002       14%
MWL Managed Assets (2) 3,958       2,860       38%
Securities 3,014       3,401       -11%
Total Assets 22,238     20,682     8%
Assets Under Management 23,919     21,540     11%
Total Deposits 15,788     13,988     13%
Noninterest Bearing Deposits 2,969       2,961       -
Interest Bearing Transaction Accounts 6,111       5,583       9%
Time Deposits 6,708       5,444       23%
Shareholders' Equity 1,993       1,779       12%
Average Balance Sheet
($ in millions)
(1) Includes loans, loans held for sale and securities purchased under agreements to resell
(2) Includes MWL assets and assets securitized

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4Q06 3Q06 4Q05 3Q06 4Q05
Earning Assets 20,813 $   20,886 $    19,298 $      -     8%
Loans, excluding MWL 15,211      15,167       14,212         -     7%
MWL Assets (1) 2,269        2,569         1,998       -12% 14%
MWL Managed Assets (2) 4,269        4,286         3,498       -1% 22%
Securities 3,169        3,035         2,965       4% 7%
Total Assets 22,733      22,691       21,120         -     8%
Assets Under Management 24,733      24,408       22,620      1% 9%
Total Deposits 15,939      15,899       15,244         -     5%
Noninterest Bearing Deposits 2,886        2,926         3,077       -1% -6%
Interest Bearing Transaction Accounts 6,164        6,136         5,836          -     6%
Time Deposits 6,889        6,838         6,330       1% 9%
Shareholders' Equity 2,045        1,998         1,914       2% 7%
% Change
Average Balance Sheet
($ in millions)
(1) Includes loans, loans held for sale and securities purchased under agreements to resell
(2) Includes MWL assets and assets securitized

0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.21%
0.78%
1.17%
1.25%
0.16%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry
RECORD LOW FOR YEAR END
16 bps

0.47%
0.49%
0.09%
0.19%
0.12%
0.14%
0.33%
0.13%
0.18%
0.23%
0.26%
0.21%
0.21%
0.28%
0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: KBW
(as originally reported)